INCOME TAXES (Details 2) - USD ($)	Dec. 31, 2014	Dec. 31, 2013
Deferred tax assets
Net operating loss carry forwards	$ 53,634,000	$ 48,122,000
Research and development tax credit carry forwards	1,869,000	1,207,000
Change in fair value of options and warrants	0	0
Accrued expenses	0	96,000
Total deferred tax asset	55,503,000	49,425,000
Valuation allowance	(55,503,000)	(49,425,000)
Deferred Tax Assets, Net, Total	$ 0	$ 0